SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                (Date of earliest event reported): March 11, 2003

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                        0-21696                   22-3106987
 (State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                           Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400



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ITEM 5.   OTHER EVENTS

          On March 11, 2003, the Registrant disseminated a Press Release announcing its financial results for the fourth quarter and the year ended December 31, 2002 and its plan to focus resources primarily on developing its three lead anti-cancer small-molecule product candidates, enabling the Company to reduce its workforce by 20% and its expected cash burn rate for 2003 by 33%.

          The information contained in the Press Release dated March 11, 2003, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


          (c)  Exhibits.

               99.1 The Registrant's Press Release dated March 11, 2003.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  ARIAD PHARMACEUTICALS, INC.



                                                  By:/s/ Edward M. Fitzgerald
                                                     ------------------------
                                                       Edward M. Fitzgerald
                                                       Senior Vice President and
                                                       Chief Financial Officer


Date: March 11, 2003



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                                  EXHIBIT INDEX

Exhibit
Number       Description                                Sequential Page Number
-------      -----------                                ----------------------

99.1         The Registrant's Press Release                      4
             dated March 11, 2003.